United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number:   811-00994

Burnham Investors Trust
(Exact name of registrant as specified in charter)
1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Address of principle executive offices) (Zip Code)
Jon M. Burnham
1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 874-3863

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2014

Item 1. Report to Shareholders.

JUNE 30, 2014

SEMI-ANNUAL

Report

THE BURNHAM FAMILY OF FUNDS

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Long/Short Fund

Burnham Fund

For the first half of 2014, Burnham Fund Class A shares rose 5.09%, outperforming its peer group, the Morningstar Large Cap Growth Index, which rose 4.73%. The Fund’s benchmark, the Standard & Poor’s 500 Index (an unmanaged index), rose 6.05% (7.14% with dividends reinvested).

The equity markets experienced a steady climb in the first half of 2014. The Dow Jones Industrial Average closed just shy of 17,000, but broke through that milestone on July 3. Equities have not had a meaningful correction (-10% or more) since 2011, when the US credit rating was downgraded during the politically manufactured debt fiasco. With the exception of the first quarter’s 2014 Gross Domestic Product (GDP) report of an annualized decline of 2.9% (due predominantly to weather related issues), the economic climate in the US continues to improve at a slow but solid pace. The unemployment rate declined to 6.1% at mid-year, its lowest level since August 2008, just prior to the height of the financial crisis. (The unemployment rate peaked at 10% in October 2009).

The Federal Reserve (“Fed”) continued its tapering of bond purchases and has signaled it will continue at a pace that may complete the program before year end. Federal Reserve Bank of Dallas President Richard Fisher mentioned in a speech in mid-July that “mounting signs of financial-market excess and continued economic growth mean the U.S. central bank will need to raise interest rates by early next year or potentially sooner.” (Wall Street Journal, July 16, 2014). Surprisingly, the fixed income market, as represented by the Barclays Aggregate Intermediate Bond Index, was up 3.93% for the period. Bond proxy/interest sensitive sectors (such as Utilities, REITs, MLPs) were buoyant, facing down concerns that the Fed may begin to raise fed funds rates from its target rate of 0% – 0.25%. As inflation is seemingly within the Fed’s target range of 2%, and unemployment is still above their long term target, the Fed stated it will preserve interest rates “below levels the Committee views as normal in the longer run”. In our opinion, until investors begin to anticipate meaningful interest rate and/or inflation increases beyond the level that implies normal conditions (meaning risk of inflation or an economic bubble), the bias will remain toward equities, particularly those which pay dividends.

The Burnham Fund’s sector weightings did not change materially from 2013 year end. Top industry allocations were Consumer Cyclical (discretionary), Technology, Energy, and a slight increase in Financial Services. The Burnham Fund benefited from the sharp increase in the share prices of three of our top five long-term core positions. Apple Inc. 17.3%, Chipotle Mexican Grill Inc. Class A 11.2%, and Williams Companies Inc. 53.8%. Apple and Chipotle were very strong in 2011, but weak in 2012; these two positions have since regained their footing and are near or have surpassed previous highs. Other positions that contributed materially to performance during the period were Energy Transfer Equities LP 46.6% and Calumet Specialty Products Partners LP 28.1%. Positions that detracted from performance were Amazon.com Inc. -18.6%, LinkedIn Corp Class A -20.9%, Chicago Bridge & Iron Company -17.8% Twitter Inc. -49.7% and eBay Inc. -8.7%. eBay was sold at a substantial profit and the other four positions had substantial unrealized gains as of June 30.

We believe the business climate will continue to improve in 2014. Housing starts have slowed below earlier forecasts but existing home sales prices have stabilized as inventory has risen. This balance bodes well for the sector, as turnover leads to higher durable goods sales. The energy sector continues to be a major factor in the underpinnings of the US economy. US crude oil production is at its highest level since 1972 (according to the U.S. Energy Information Administration) — and the Obama administration confidently issued an executive action approving the first export of unrefined oil in forty years (ultra light oil). It is not a reversal of the ban, but rather a loosening of restrictions. Technology will continue to be driven by growth in online/mobile services and the ‘refresh’ of infrastructure equipment as employment and productivity rises. The healthcare industry continues to benefit from the enactment of the Affordable Care Act and the aging of the US population.

Washington will continue to block and parry President Obama’s initiatives through the mid term elections when the administration will enter “lame duck” status. Conflicts in Russia/Ukraine and in the Middle East are forefront and worrisome. This destabilization has the potential to impact our economy and the global markets, although stocks are less likely to occur with the US becoming increasingly energy independent. Domestic policy focus is on jobs, wages, economic growth and the Fed’s next moves. Highly visible inversion transactions (where US companies acquire foreign partners and change domicile for the lower tax rate) have raised ire in Washington in both parties. We do not anticipate a major policy change near term, but perhaps a few years away when Congress and the sitting president are ready to negotiate corporate tax cuts with other revenue raises.

As of this writing Standard & Poors reports that 66% of companies beat consensus earnings estimates, with upside beats in materials, healthcare and financial services. The price-to-earnings ratio is 19 times trailing earnings, and 17 times 2014 estimates — not undervalued but in the area we’d consider fair valuation. The S&P index is yielding just under 2%. We continue to be selective, emphasizing the equities of companies doing business predominantly in the US that generate above average growth at reasonable valuations. We seek an overall portfolio yield comparable to the index.

We are of the opinion that the US is finally emerging from its recovery phase. 2014 is a transition year, when the Fed will likely remove its long standing support programs or “Quantitative Easing” and allow the economy to stand on its own. As the markets absorb the “new normal” conditions, we believe that investors who have been on the sidelines will view the equity markets favorably focusing on earnings growth, strong corporate balance sheets and management teams that have shown their ability to better assess global and company centric risks going forward. We believe the foundation for continued growth and corporate profitability is firmly in place.

Jon Burnham
Portfolio Manager

2  BURNHAM FUND

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Industries — Common Stock (Net of written options)	% of net assets
Consumer Discretionary	25.17%
Information Technology	17.93%
Energy	17.60%
Financial Services	11.14%
Health Care	9.38%
Consumer Staples	7.27%
Industrials	5.46%
Telecommunications Services	3.25%
97.20%

Top 10 Common Stock Holdings (Net of written options)	% of net assets
Apple, Inc.	10.88%
Chipotle Mexican Grill, Inc., Class A.	5.88%
The Williams Companies, Inc.	5.84%
American Express Co.	3.75%
Amazon.com, Inc.	3.26%
The Hain Celestial Group, Inc.	2.97%
Express Scripts Holding Co.	2.78%
Starbucks Corp.	2.59%
Berkshire Hathaway, Inc. Class B	2.54%
Costco Wholesale Corp.	2.31%
42.80%

TOTAL RETURN† (For the period ended June 30, 2014)

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	S&P 500 Index
Class A
One year	20.48%	14.44%	24.61%
Three years	13.64%	11.71%	16.58%
Five years	18.45%	17.24%	18.83%
Ten years	7.91%	7.35%	7.78%

Class C
One year	19.60%	18.60%	24.61%
Three years	12.81%	12.81%	16.58%
Five years	17.59%	17.59%	18.83%
Ten years	7.14%	7.14%	7.78%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	S&P 500 Index
Class A
One year	20.48%	14.44%	24.61%
Three years	46.77%	39.41%	58.46%
Five years	133.15%	121.49%	136.98%
Ten years	114.02%	103.34%	111.59%

Class C
One year	19.60%	18.60%	24.61%
Three years	43.56%	43.56%	58.46%
Five years	124.79%	124.79%	136.98%
Ten years	99.25%	99.25%	111.59%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FUND  3

Burnham Financial Services Fund

For the first six months of 2014 the Burnham Financial Services Fund returned 4.46%, outperforming its benchmark the NASDAQ Bank Index, which rose 1.13%.

There were many factors that drove performance in the financial services sector in the first half of 2014, interest rate/yield curve speculation, and continuation of the active pace of mergers and acquisitions (“M&A”). Despite plenty of intra-period volatility, the short end of the yield curve (up to the five-year treasury note) ended essentially unchanged for the period, while further out on the yield curve saw a reasonable amount of flattening. This type of yield environment benefits mortgage-centric banks because loans when sold are more profitable. Conversely, banks that are looking to stretch for more yield by going further out on the curve are paid even less for taking on what we believe to be underestimated extension risk.

The regulatory environment continues to be fluid, making the profitable operation of a regulated institution an arduous task. In addition to the management distraction and stress that is created, ongoing compliance costs are among many catalysts driving M&A activity in this sector. Other revenue pressures from the continued low rate environment are also weighing on many banks and prompting more M&A discussion. An area of focus for the Fund is in the southeast, where strong economic conditions, fragmented banking markets and a disparity in valuations across banks are enabling more M&A.

During the first half of the year, the Fund benefited from multiple mergers in which we owned the securities of either the buyer or the seller. A few of the names involved in deals included ConnectOne Bancorp, Virginia Heritage Bank, Yadkin Financial (which bought one of our positions), VantageSouth Bancshares, 1st United Bancorp and OmniAmerican Bancorp. These deals contributed partially toward our outperformance in the first six months, and we feel comfortable about the investments the Fund owns today.

Principal detractors from performance were a few smaller cap long positions, most of which did not participate in M&A such as South State Corp. and Fidelity Southern, and Regional Management, which needs to invest in the necessary infrastructure to keep up with its rapid growth.

Although we are comfortable with the investments in the Fund, we recognize that risks exist and we continue to be very mindful of not only upside potential but also of the downside risk. We pay particular attention to the underlying credit and interest rate exposures of the banks and we believe we have invested with management teams that understand these risks and have incentive compensation structures that align with shareholders.

We look forward to participating in a sector that we believe is in the early stages of a multiyear consolidation phase that will continue to provide opportunities throughout the second half of 2014 and beyond. Coupled with an improving fundamental backdrop here in the US, we are excited about the potential for the sector and the return possibilities for the Fund and its investors.

Anton Schutz
Portfolio Manager

4  FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Industries — Common Stock	% of net assets
Banks — Regional	67.32%
Thrifts & Mortgage Finance	14.89%
Investment Banking & Brokerage	8.31%
Real Estate Investment Trust	2.69%
Diversified Banks	1.01%
Consumer Finance	0.84%
Unregistered Investment Company	0.34%
95.40%

Top 10 Common Stock Holdings	% of net assets
Yadkin Financial Corp.	7.03%
HomeTrust Bancshares, Inc.	6.58%
ConnectOne Bancorp, Inc.	5.51%
BNC Bancorp	4.35%
Banc of California, Inc.	3.78%
ASB Bancorp, Inc.	3.71%
Cowen Group, Inc., Class A	3.64%
Seacoast Banking Corporation of Florida	3.24%
Opus Bank	3.22%
VantageSouth Bancshares, Inc.	3.22%
44.28%

TOTAL RETURN† (For the period ended June 30, 2014)

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	Nasdaq Bank Index
Class A
One year	23.94%	17.76%	20.18%
Three years	17.30%	15.31%	16.53%
Five years	12.50%	11.35%	13.43%
Ten years	6.15%	5.61%	1.31%
Class C
One year	23.03%	22.03%	20.18%
Three years	16.41%	16.41%	16.53%
Five years	11.66%	11.66%	13.43%
Since inception	5.76%	5.76%	1.37%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	Nasdaq Bank Index
Class A
One year	23.94%	17.76%	20.18%
Three years	61.40%	53.32%	58.32%
Five years	80.20%	71.17%	87.87%
Ten years	81.64%	72.56%	13.86%
Class C
One year	23.03%	22.03%	20.18%
Three years	57.77%	57.77%	58.32%
Five years	73.55%	73.55%	87.87%
Since inception	67.11%	67.11%	13.32%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

FINANCIAL SERVICES FUND  5

Burnham Financial Long/Short Fund

For the first six months of 2014 the Burnham Financial Long/Short Fund returned 4.39%, outperforming its benchmark the KBW Bank Index, which rose 3.96%.

There were many factors that drove performance in the financial services sector in the first half of 2014, interest rate/yield curve speculation, and continuation of the active pace of mergers and acquisitions (“M&A”). Despite plenty of intra-period volatility, the short end of the yield curve (up to the five-year treasury note) ended essentially unchanged for the period, while further out on the yield curve saw a reasonable amount of flattening. This type of yield environment benefits mortgage-centric banks because loans when sold are more profitable. Conversely, banks that are looking to stretch for more yield by going further out on the curve are paid even less for taking on what we believe to be underestimated extension risk.

The regulatory environment continues to be fluid, making the profitable operation of a regulated institution an arduous task. In addition to the management distraction and stress that is created, ongoing compliance costs are among many catalysts driving M&A activity in this sector. Other revenue pressures from the continued low rate environment are also weighing on many banks and prompting more M&A discussion. An area of focus for the Fund is in the southeast, where strong economic conditions, fragmented banking markets and a disparity in valuations across banks are enabling more M&A.

During the first half of the year, performance was generated along several themes. 1) Bank M&A played a role in the portfolio as 1st United Bancorp was acquired by Valley Bancorp, ConnectOne Bancorp by Center Bancorp, OmniAmerican Bancorp by Southside Bancshares and VantageSouth by Yadkin Financial; 2) significant contributions from a few overcapitalized banks such as Investors Bancorp and TFS Corp., both of which have excess capital as a result of their conversions from a mutual holding company to fully publicly traded entity; 3) material contribution from investments in mortgage REITs; and 4) five short positions were among the top fifteen contributors to performance: several short positions in underperforming banks, and in subprime consumer finance companies which saw increased regulatory scrutiny from the Consumer Financial Protection Bureau (CFPB) on top of already deteriorating fundamentals.

Principal detractors from performance were a few smaller cap long positions, most of which did not participate in M&A such as South State Corp., as well as Regional Management, which needs to invest in the necessary infrastructure to keep up with its rapid growth.

Although we are comfortable with the investments in the Fund, we recognize that risks exist and we continue to be very mindful of not only upside potential but also of the downside risk. We pay particular attention to the underlying credit and interest rate exposures of the banks and we believe we have invested with management teams that understand these risks and have incentive compensation structures that align with shareholders. Companies that have misalignment end up being some of the best candidates for our short book over time. We also continue to actively use options in the portfolio both to help manage our downside exposure as well as to generate income. The options and short book combined contributed in excess of half the return for the first half of 2014.

We look forward to participating in a sector that we believe is in the early stages of a multiyear consolidation phase that will continue to provide opportunities throughout the second half of 2014 and beyond. Coupled with an improving fundamental backdrop here in the US, we are excited about the potential for the sector and the return possibilities for the Fund and its investors.

Anton Schutz
Portfolio Manager

6  FINANCIAL LONG/SHORT FUND

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Long Positions	96.47%
Short Positions	(24.08)%
Cash and Other Assets, Less Liabilities	27.61%
100.00%

Top 10 Industries (as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	55.44%	-5.27%	50.17%
Thrifts & Mortgage Finance	13.24%	-0.10%	13.14%
Other Diversified Financial Services	7.78%	-0.04%	7.74%
Real Estate Investment Trust	7.58%	0.00%	7.58%
Diversified Banks	4.21%	-0.14%	4.07%
Investment Banking & Brokerage	6.20%	-2.98%	3.22%
Specialized Finance	0.00%	-0.02%	-0.02%
Life & Health Insurance	0.00%	-0.10%	-0.10%
Multi-line Insurance	0.03%	-2.02%	-1.99%
Internet Software & Services	0.00%	-2.55%	-2.55%
	94.48%	-13.22%	81.26%

Top 10 Common Stock Holdings (Net of written options)	% of net assets
HomeTrust Bancshares, Inc.	7.48%
South State Corp.	6.98%
ConnectOne Bancorp, Inc.	6.61%
Investors Bancorp, Inc.	6.32%
Zais Financial Corp.	4.75%
Yadkin Financial Corp.	4.65%
Bank of America Corp.	4.41%
1st United Bancorp, Inc.	3.70%
Citigroup, Inc.	3.37%
Seacoast Banking Corporation of Florida	3.11%
51.38%

TOTAL RETURN† (For the period ended June 30, 2014)

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	KBW Bank Index	S&P 500 Index
Class A
One year	18.06%	12.12%	18.38%	24.61%
Three years	13.22%	11.31%	16.15%	16.58%
Five years	10.24%	9.12%	16.24%	18.83%
Ten years	8.81%	8.26%	(0.39)%	7.78%

Class C
One year	17.27%	16.27%	18.38%	24.61%
Three years	12.46%	12.46%	16.15%	16.58%
Five years	9.48%	9.48%	16.24%	18.83%
Ten years	8.07%	8.07%	(0.39)%	7.78%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	KBW Bank Index	S&P 500 Index
Class A
One year	18.06%	12.12%	18.38%	24.61%
Three years	45.14%	37.91%	56.76%	58.46%
Five years	62.78%	54.71%	112.31%	136.98%
Ten years	132.74%	121.13%	(3.87)%	111.59%

Class C
One year	17.27%	16.27%	18.38%	24.61%
Three years	42.25%	42.25%	56.76%	58.46%
Five years	57.26%	57.26%	112.31%	136.98%
Ten years	117.27%	117.27%	(3.87)%	111.59%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

FINANCIAL LONG/SHORT FUND  7

Burnham Fund

Portfolio Holdings As of June 30, 2014 (Unaudited)

	Number of Shares	Value
Common Stocks 97.30% (percentage of net assets)
CONSUMER DISCRETIONARY 25.24%
Apparel, Accessories & Luxury 2.38%
• Michael Kors Holdings, Ltd.	20,000	$1,773,000
• Under Armour, Inc., Class A	30,000	1,784,700
		3,557,700
Auto Manufacturers 1.44%
Ford Motor Co.	125,000	2,155,000
Casino & Gaming 4.19%
Las Vegas Sands Corp.	40,000	3,048,800
Melco Crown Entertainment, Ltd. — ADR	90,000	3,213,900
		6,262,700
Home Improvement Retail 2.17%
Home Depot, Inc.	40,000	3,238,400
Homebuilding 3.26%
Pulte Group, Inc.	150,000	3,024,000
• Toll Brothers, Inc.	50,000	1,845,000
		4,869,000
Internet Retail 3.26%
• Amazon.com, Inc.	15,000	4,871,700
Restaurants 8.54%
• Chipotle Mexican Grill, Inc., Class Aa	15,000	8,887,650
Starbucks Corp.	50,000	3,869,000
		12,756,650
Total Consumer Discretionary (Cost: $22,133,097)		37,711,150
CONSUMER STAPLES 7.27%
Hypermarkets & Super Centers 3.82%
Costco Wholesale Corp.	30,000	3,454,800
CVS Caremark Corp.	30,000	2,261,100
		5,715,900
Packaged Food & Meats 2.97%
• The Hain Celestial Group, Inc.	50,000	4,437,000
Soft Drinks 0.48%
• Monster Beverage Corp.	10,000	710,300
Total Consumer Staples (Cost: $7,153,800)		10,863,200
ENERGY 17.60%
Integrated Oil & Gas 1.75%
Chevron Corp.	20,000	2,611,000
Oil & Gas — Exploration & Production 3.46%
• Continental Resources, Inc.	10,000	1,580,400
Devon Energy Corp.	30,000	2,382,000
Memorial Production Partners LP	50,000	1,212,000
		5,174,400
Oil & Gas — Refining & Marketing 1.92%
Calumet Specialty Products Partners LP	90,000	2,862,000
Oil & Gas — Storage & Transportation 10.47%
DCP Midstream Partners LP	32,000	$1,824,000
Energy Transfer Equity LP	50,000	2,947,000
MarkWest Energy Partners LP	30,000	2,147,400
The Williams Companies, Inc.	150,000	8,731,500
		15,649,900
Total Energy (Cost: $11,310,852)		26,297,300
FINANCIAL SERVICES 11.14%
Consumer Products 3.75%
American Express Co.	59,000	5,597,330
Diversified Banks 2.70%
Citigroup, Inc.	30,000	1,413,000
Wells Fargo & Co.	50,000	2,628,000
		4,041,000
Property & Casualty Insurance 4.69%
• Berkshire Hathaway, Inc., Class B	30,000	3,796,800
Everest Re Group, Ltd.	20,000	3,209,800
		7,006,600
Total Financial Services (Cost: $8,573,405)		16,644,930
HEALTH CARE 9.41%
Biotechnology 2.27%
• Regeneron Pharmaceuticals, Inc.[a]	12,000	3,389,640
Health Care Equipment 1.24%
Aetna, Inc.	10,000	810,800
Zimmer Holdings, Inc.	10,000	1,038,600
		1,849,400
Health Care Services 5.11%
• Cerner Corp.	20,000	1,031,600
• Express Scripts Holding Co.	60,000	4,159,800
UnitedHealth Group, Inc.	30,000	2,452,500
		7,643,900
Pharmaceuticals 0.79%
Amgen, Inc.	10,000	1,183,700
Total Health Care (Cost: $11,109,907)		14,066,640
INDUSTRIALS 5.46%
Construction & Engineering 1.83%
Chicago Bridge & Iron Co.	40,000	2,728,000
Electrical Equipment Conglomerate 2.94%
General Electric Co.	100,000	2,628,000
• SolarCity Corp.	25,000	1,765,000
		4,393,000
Transportation 0.69%
Norfolk Southern Corp.	10,000	1,030,300
Total Industrials (Cost: $6,099,683)		8,151,300
INFORMATION TECHNOLOGY 17.93%
Computer Hardware 10.88%
Apple, Inc.	175,000	16,262,750

8 BURNHAM FUND	See Notes to Financial Statements

Burnham Fund

Portfolio Holdings (Continued) As of June 30, 2014 (Unaudited)

	Number of Shares	Value
Internet Software & Services 7.05%
• Facebook, Inc., Class A	20,000	$1,345,800
• Google, Inc., Class A	5,000	2,923,350
• Google, Inc., Class C	5,000	2,876,400
• LinkedIn Corp., Class A	15,000	2,572,050
• Twitter, Inc.	20,000	819,400
		10,537,000
Total Information Technology (Cost: $8,978,925)		26,799,750
TELECOMMUNICATIONS SERVICES 3.25%
Integrated Telecommunications Services 3.25%
Comcast Corp., Class A	45,000	2,415,600
Verizon Communications, Inc.	50,000	2,446,500
		4,862,100
Total Telecommunications Services (Cost: $3,143,163)		4,862,100
Total Common Stocks (Cost: $78,502,832)		145,396,370
Short-Term Instruments 2.94% (percentage of net assets)
Money Market Fund 2.94%
Fidelity Treasury Portfolio, 0.010%	4,388,132	4,388,132
Total Money Market Fund (Cost: $4,388,132)		4,388,132
Total Short-Term Instruments (Cost: $4,388,132)		4,388,132
Total Investments 100.24% (Cost: $82,890,964)		$149,784,502
Call option written (0.10)% (Premiums received: $201,944)		(144,300)
Liabilities, less cash and other assets (0.14)%		(211,676)
Net Assets 100.00%		$149,428,526

	Number of Contracts	Value
Call Option Written (0.10)% (percentage of net assets)
CONSUMER DISCRETIONARY (0.07)%
Restaurants (0.07)%
Chipotle Mexican Grill, Inc., Class A, Calls @ 620 due Jan 2015	(30)	$(108,300)
Total Consumer Discretionary (Premiums received: $122,006)		(108,300)
HEALTH CARE (0.03)%
Biotechnology (0.03)%
Regeneron Pharmaceuticals, Inc., Calls @ 320 due Jan 2015	(20)	(36,000)
Total Health Care (Premiums received: $79,938)		(36,000)
Total Call Option Written (Premiums received: $201,944)		(144,300)

Federal Income Tax Basis of Investments

The tax cost of the fund at June 30, 2014, based on securities owned was $81,566,193.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2014 was $68,514,466 and $(296,157), respectively, and net unrealized appreciation was $68,218,309.

•	Indicates securities that do not produce income.
a	Securities or partial securities on which call/put options were written.

ADR — American Depositary Receipt

See Notes to Financial Statements	BURNHAM FUND 9

Burnham Financial Services Fund

Portfolio Holdings As of June 30, 2014 (Unaudited)

	Number of Shares	Value
Common Stocks 95.40% (percentage of net assets)
BANKS 68.33%
Banks — Regional 67.32%
• Ameris Bancorp	100,000	$2,156,000
• ASB Bancorp, Inc.	159,036	3,204,575
BNC Bancorp	220,506	3,764,037
Bridge Bancorp, Inc.	25,000	599,750
Center Bancorp, Inc.	75,467	1,451,230
Centerstate Banks, Inc.	122,004	1,366,445
CoBiz Financial, Inc.	75,000	807,750
ConnectOne Bancorp, Inc.	95,499	4,764,445
Fidelity Southern Corp.	137,800	1,790,022
First Bancorp	20,000	367,000
First Community Corp.	155,880	1,660,122
• First Security Group, Inc.	457,821	993,472
Guaranty Bancorp	18,452	256,483
• HomeTrust Bancshares, Inc.	360,730	5,688,712
• Jacksonville Bancorp, Inc.	76,076	798,798
NBT Bancorp, Inc.	27,223	653,896
• New Century Bancorp, Inc.	1,790	11,850
• NewBridge Bancorp	100,000	806,000
OmniAmerican Bancorp, Inc.	87,486	2,187,150
• Opus Bank	95,810	2,784,239
• Palmetto Bancshares, Inc.	22,359	321,746
Park Sterling Corp.	300,000	1,977,000
• Seacoast Banking Corporation of Florida	257,607	2,800,188
• Shore Bancshares, Inc.	167,500	1,509,175
Simmons First National Corp., Class A	10,000	393,900
South State Corp.	30,000	1,830,000
Southern National Bancorp of Virginia, Inc.	105,420	1,176,487
State Bank Financial Corp.	70,150	1,186,237
Stonegate Bank	3,500	88,200
• Tristate Capital Holdings, Inc.	40,200	568,026
• VantageSouth Bancshares, Inc.	467,522	2,781,756
• Virginia Heritage Bank	50,000	1,375,000
• Yadkin Financial Corp.	322,500	6,075,900
		58,195,591
Diversified Banks 1.01%
• Square 1 Financial, Inc., Class A	45,833	871,285
Total Banks (Cost: $45,868,831)		59,066,876
DIVERSIFIED FINANCIALS 12.18%
Consumer Finance 0.84%
• Regional Management Corp.	46,833	724,506
Investment Banking & Brokerage 8.31%
• Cowen Group, Inc., Class A	746,634	3,150,795
Lazard, Ltd., Class A	15,000	773,400
Silvercrest Asset Management Group, Inc., Class A	28,917	497,662
• SWS Group, Inc.	380,000	2,766,400
		7,188,257
Real Estate Investment Trust 2.69%
Five Oaks Investment Corp.	73,564	830,538
ZAIS Financial Corp.	90,000	1,495,800
		2,326,338
Unregistered Investment Company 0.34%
• Peregrine Holdings LLC144Aa,10,11,14	275,000	292,006
Total Diversified Financials (Cost: $9,929,292)		10,531,107
THRIFTS & MORTGAGE FINANCE 14.89%
Thrifts & Mortgage Finance 14.89%
• Atlantic Coast Financial Corp.	521,141	$2,115,832
Banc of California, Inc.	300,000	3,270,000
Charter Financial Corp.	56,376	625,774
Dime Community Bancshares, Inc.	20,000	315,800
Fox Chase Bancorp, Inc.	25,083	422,899
• Franklin Financial Corp.	50,000	1,085,000
Investors Bancorp, Inc.	100,000	1,105,000
• Kearny Financial Corp.	70,000	1,059,800
• NMI Holdings, Inc., Class A	92,725	973,613
• Pacific Premier Bancorp, Inc.	40,000	563,600
• TFS Financial Corp.	2,000	28,520
ViewPoint Financial Group, Inc.	48,669	1,309,683
		12,875,521
Total Thrifts & Mortgage Finance (Cost: $10,374,593)		12,875,521
Total Common Stocks (Cost: $66,172,716)		82,473,504
Warrants 2.32% (percentage of net assets)
BANKS 2.32%
Banks — Regional 2.32%
• M&T Bank Corp., Expires 12/23/18	40,000	2,007,200
• Porter Bancorp, Inc., Expires 6/30/15[a,14]	45,651	—
		2,007,200
Total Banks (Cost: $1,281,600)		2,007,200
Total Warrants (Cost: $1,281,600)		2,007,200
Short-Term Instruments 2.38% (percentage of net assets)
Money Market Fund 2.38%
Fidelity Treasury Portfolio, 0.010%	2,053,786	2,053,786
Total Money Market Fund (Cost: $2,053,786)		2,053,786
Total Short-Term Instruments (Cost: $2,053,786)		2,053,786
Total Investments 100.10% (Cost: $69,508,102)		$86,534,490
Liabilities, less cash and other assets (0.10)%		(82,785)
Net Assets 100.00%		$86,451,705

Federal Income Tax Basis of Investments

The tax cost of the fund at June 30, 2014, based on securities owned was $69,759,992.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2014 was $18,875,967 and $(2,101,469), respectively, and net unrealized appreciation was $16,774,498.

144A Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.

•	Indicates securities that do not produce income.
a	Indicates a fair valued security. Total market value for fair valued securities is $292,006, representing 0.34% of net assets.

10 BURNHAM FINANCIAL SERVICES FUND	See Notes to Financial Statements

Burnham Financial Long/Short Fund

Portfolio Holdings As of June 30, 2014 (Unaudited)

	Number of Shares	Value
Common Stocks 93.29% (percentage of net assets)
BANKS 56.63%
Banks — Regional 52.52%
1st United Bancorp, Inc.[a]	300,000	$2,586,000
• Ameris Bancorp	60,000	1,293,600
BNC Bancorp	3,834	65,446
Bridge Bancorp, Inc.	25,000	599,750
Centerstate Banks, Inc.	132,006	1,478,467
ConnectOne Bancorp, Inc.[a]	92,695	4,624,554
Fidelity Southern Corp.	62,500	811,875
Home BancShares, Inc.[a]	50,000	1,641,000
• HomeTrust Bancshares, Inc.	331,846	5,233,211
• Jacksonville Bancorp, Inc.	13,849	145,415
NBT Bancorp, Inc.[a]	54,447	1,307,817
• Opus Bank	55,270	1,606,146
Regions Financial Corp.[a]	150,000	1,593,000
• Seacoast Banking Corporation of Florida	200,000	2,174,000
South State Corp.[a]	80,000	4,880,000
State Bank Financial Corp.	95,150	1,608,987
Synovus Financial Corp.	50,000	1,219,000
• VantageSouth Bancshares, Inc.	103,016	612,945
• Yadkin Financial Corp.[a]	172,500	3,249,900
		36,731,113
Diversified Banks 4.11%
• Square 1 Financial, Inc., Class A	45,834	871,304
SunTrust Banks, Inc.[b]	50,000	2,003,000
		2,874,304
Total Banks (Cost: $31,629,397)		39,605,417
DIVERSIFIED FINANCIALS 23.42%
Consumer Finance 1.92%
• Regional Management Corp.	86,834	1,343,322
Investment Banking & Brokerage 6.14%
• Cowen Group, Inc., Class A	396,632	1,673,787
• Gleacher & Co., Inc.[a]	175,923	1,848,951
Lazard, Ltd., Class Ab	15,000	773,400
		4,296,138
Other Diversified Financial Services 7.78%
Bank of America Corp.[a,b]	200,600	3,083,222
Citigroup, Inc.	50,000	2,355,000
		5,438,222
Real Estate Investment Trust 7.58%
Ares Commercial Real Estate Corp.	50,000	620,500
Five Oaks Investment Corp.	73,563	830,526
Two Harbors Investment Corp.	50,000	524,000
ZAIS Financial Corp.[a]	200,000	3,324,000
		5,299,026
Total Diversified Financials (Cost: $18,465,555)		16,376,708
THRIFTS & MORTGAGE FINANCE 13.24%
Thrifts & Mortgage Finance 13.24%
Banc of California, Inc.	100,000	1,090,000
Dime Community Bancshares, Inc.	20,000	315,800
Investors Bancorp, Inc.[a]	400,000	4,420,000
• TFS Financial Corp.[a]	102,000	1,454,520
ViewPoint Financial Group, Inc.	73,668	1,982,406
		9,262,726
Total Thrifts & Mortgage Finance (Cost: $5,106,013)		9,262,726
Total Common Stocks (Cost: $55,200,965)		65,244,851
Warrants 2.87% (percentage of net assets)
BANKS 2.87%
Banks — Regional 2.87%
• M&T Bank Corp., Expires 12/23/18	40,000	$2,007,200
• Porter Bancorp, Inc., Expires 6/30/15[c,14]	136,956	—
		2,007,200
Total Banks (Cost: $1,281,600)		2,007,200
Total Warrants (Cost: $1,281,600)		2,007,200

	Number of Contracts
Put Option Long 0.31% (percentage of net assets)
BANKS 0.15%
Banks — Regional 0.05%
BB&T Corp., Puts
@ 39 due Jul 2014	500	12,000
CIT Group Inc., Puts
@ 44 due Jul 2014	500	4,000
PNC Financial Services Group, Puts
@ 87.5 due Jul 2014	250	21,250
		37,250
Diversified Banks 0.10%
Comerica, Inc., Puts,
@ 50 due Jul 2014	100	8,900
@ 49 due Jul 2014	100	5,000
U.S Bancorp, Puts
@ 43 due Jul 2014	500	21,500
Wells Fargo & Co., Puts,
@ 50 due Aug 2014	500	19,500
@ 52.5 due Jul 2014	250	17,500
		72,400
Total Banks (Cost: $148,699)		109,650
DIVERSIFIED FINANCIALS 0.16%
Asset Management & Custody Banks 0.02%
Northern Trust Corp., Puts
@ 60 due Jul 2014	500	2,500
State Street Corp., Puts
@ 65 due Jul 2014	250	10,250
		12,750
Consumer Finance 0.05%
Charles Schwab Corp., Puts
@ 27 due Jul 2014	500	32,500
Investment Banking & Brokerage 0.06%
Bank of NY Mellon Co., Puts
@ 35 due Jul 2014	750	5,250
E*Trade Financial Group, Puts
@ 20 due Jul 2014	500	12,500
TD Ameritrade Holding Corp., Puts,
@ 30 due Aug 2014	250	14,750
@ 30 due Jul 2014	500	10,000
		42,500

See Notes to Financial Statements	BURNHAM FINANCIAL LONG/SHORT FUND 11

Burnham Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2014 (Unaudited)

	Number of Contracts	Value
Multi-line Insurance 0.03%
Allstate Corp., Puts
@ 57.5 due Jul 2014	500	$10,000
The Travelers Companies, Inc., Puts
@ 92.5 due Jul 2014	250	12,750
		22,750
Total Diversified Financials (Cost: $222,828)		110,500
Total Put Option Long (Cost: $371,527)		220,150

	Number of Shares
Short-Term Instruments 2.43% (percentage of net assets)
Money Market Fund 2.43%
Fidelity Treasury Portfolio, 0.010%	1,699,057	1,699,057
Total Money Market Fund (Cost: $1,699,057)		1,699,057
Total Short-Term Instruments (Cost: $1,699,057)		1,699,057
Total Investments 98.90% (Cost: $58,553,149)		$69,171,258
Short Sales (23.37)% (Proceeds: $14,788,542)		(16,347,350)
Call option written (0.09)% (Premiums received: $122,968)		(65,500)
Put option written (0.62)% (Premiums received: $856,511)		(431,750)
Cash and other assets, less liabilities 25.18%		17,609,262
Net Assets 100.00%		$69,935,920
Short Sales (23.37)% (percentage of net assets)
BANKS (5.13)%
Banks — Regional (5.13)%
Associated Banc-Corp	(25,000)	(452,000)
BOK Financial Corp.	(5,000)	(333,000)
Community Bank System, Inc.	(50,000)	(1,810,000)
Cullen/Frost Bankers, Inc.	(12,500)	(992,750)
		(3,587,750)
Total Banks (Proceeds: $3,069,083)		(3,587,750)
DIVERSIFIED FINANCIALS (15.69)%
Asset Management & Custody Banks (4.12)%
Eaton Vance Corp.	(15,000)	(566,850)
Franklin Resources Inc.[b]	(40,000)	(2,313,600)
		(2,880,450)
Consumer Finance (6.65)%
American Express Co.[b]	(40,000)	(3,794,800)
• First Cash Financial Services, Inc.	(5,000)	(287,950)
• World Acceptance Corp.[b]	(7,500)	(569,700)
		(4,652,450)
Investment Banking & Brokerage (2.90)%
Bank of New York Mellon Corp.	(25,000)	(937,000)
Moody’s Corp.	(12,500)	(1,095,750)
		(2,032,750)
Multi-line Insurance (2.02)%
The Travelers Cos., Inc.	(15,000)	(1,411,050)
Total Diversified Financials (Proceeds: $10,044,339)		(10,976,700)

	Number of Shares	Value
INFORMATION TECHNOLOGY (2.55)%
Internet Software & Services (2.55)%
Jack Henry & Associates, Inc.	(30,000)	$(1,782,900)
Total Information Technology (Proceeds: $1,675,120)		(1,782,900)
Total Short Sales (Proceeds: $14,788,542)		(16,347,350)

	Number of Contracts
Call Option Written (0.09)% (percentage of net assets)
BANKS (0.09)%
Diversified Banks (0.09)%
SunTrust Banks, Inc., Calls
@ 40 due Jan 2015	(250)	(57,500)
@ 41 due Jul 2014	(250)	(7,000)
		(64,500)
Total Banks (Premiums received: $61,005)		(64,500)
DIVERSIFIED FINANCIALS (0.00)%[d]
Other Diversified Financial Services (0.00)%[d]
Bank of America Corp., Calls
@ 18 due Aug 2014	(1,000)	(1,000)
Total Diversified Financials (Premiums received: $61,963)		(1,000)
Total Call Option Written (Premiums received: $122,968)		(65,500)
Put Option Written (0.62)% (percentage of net assets)
BANKS (0.19)%
Banks — Regional (0.14)%
Zions Bancorporation, Puts
@ 28 due Oct 2014	(500)	(38,000)
@ 29 due Oct 2014	(500)	(56,500)
		(94,500)
Diversified Banks (0.05)%
SunTrust Banks, Inc., Puts
@ 36 due Jan 2015	(350)	(35,700)
Total Banks (Premiums received: $224,276)		(130,200)
DIVERSIFIED FINANCIALS (0.33)%
Asset Management & Custody Banks (0.00)%[d]
Franklin Resources Inc., Puts
@ 50 due Jul 2014	(150)	(750)
Consumer Finance (0.10)%
American Express Co., Puts
@ 80 due Oct 2014	(200)	(7,200)
@ 77.5 due Jul 2014	(200)	(600)
World Acceptance Corp., Puts
@ 85 due Jul 2014	(75)	(63,750)
		(71,550)
Investment Banking & Brokerage (0.07)%
Evercore Partners Inc., Puts
@ 50 due Sep 2014	(250)	(12,500)
Lazard, Ltd., Class A, Puts
@ 49 due Dec 2014	(150)	(36,750)
		(49,250)

12 BURNHAM FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

Burnham Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2014 (Unaudited)

	Number of Shares	Value
Life & Health Insurance (0.10)%
Aflac Inc., Puts
@ 60 due Nov 2014	(250)	$(45,000)
@ 57.5 due Nov 2014	(250)	(25,500)
		(70,500)
Other Diversified Financial Services (0.04)%
JP Morgan Chase & Co., Puts
@ 50 due Dec 2014	(350)	(24,500)
Specialized Finance (0.02)%
PHH Corp., Puts
@ 20 due Aug 2014	(1,000)	(15,000)
Total Diversified Financials (Premiums received: $499,748)		(231,550)
THRIFTS & MORTGAGE FINANCE (0.10)%
Thrifts & Mortgage Finance (0.10)%
Flagstar Bancorp, Inc., Puts
@ 17.5 due Oct 2014	(1,000)	(70,000)
Total Thrifts & Mortgage Finance (Premiums received: $132,487)		(70,000)
Total Put Option Written (Premiums received: $856,511)		(431,750)

Federal Income Tax Basis of Investments

The tax cost of investments at June 30, 2014 was $59,223,230.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2014 was $14,396,282 and $(4,448,254), respectively, and net unrealized appreciation was $9,948,028.

•	Indicates securities that do not produce income.
a	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $27,120,791. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.
b	Securities or partial securities on which call/put options were written.
c	Indicates a fair valued security. Total market value for fair valued securities is $0, representing 0.00% of net assets.
d	Rounds to less than 0.005%.

See Notes to Financial Statements	BURNHAM FINANCIAL LONG/SHORT FUND 13

Statements of Assets and Liabilities as of June 30, 2014 — (Unaudited)

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Long/Short Fund
Assets:
Investments:
Investments at cost of unaffiliated securities[14,15]	$82,890,964	$69,216,096	$58,553,149
Investments at cost of affiliated securities[10,14]	—	292,006	—
Total investments at cost	82,890,964	69,508,102	58,553,149
Net unrealized appreciation on unaffiliated investments	66,893,538	17,026,388	10,618,109
Total investments at value	149,784,502	86,534,490	69,171,258
Cash on deposit for securities sold short	—	—	16,229,670
Dividends and interest receivable	41,863	76,181	130,515
Receivable for capital stock sold	10,050	176,889	141,222
Receivable for investments sold	—	3,118,727	3,935,055
Receivable from investment adviser	—	—	5,545
Prepaid expenses	20,777	25,408	32,479
Total assets	149,857,192	89,931,695	89,645,744
Liabilities:
Payable for dividend declared on short sales	—	—	18,800
Payable for fund shares redeemed	92,139	104,265	87,141
Payable for investments purchased	—	3,222,808	2,610,737
Short sales at value*	—	—	16,347,350
Options written at value**[7,15]	144,300	—	497,250
Payable for auditing and legal fees	49,652	49,653	62,143
Payable for administration fees[2]	10,803	6,252	4,969
Payable for investment advisory fees[3]	31,842	33,460	22,333
Payable for distribution fees and service fees[4]	40,471	24,195	22,120
Payable for printing fees	8,275	8,275	7,778
Payable for transfer agent fees	27,887	11,157	11,014
Accrued expenses and other payables	23,297	19,925	18,189
Total liabilities	428,666	3,479,990	19,709,824
Net assets	$149,428,526	$86,451,705	$69,935,920
Analysis of Net Assets:[8]
By source:
Par value	$389,545	$323,257	$484,873
Capital paid-in	74,974,255	68,491,464	54,917,450
Accumulated undistributed net investment (loss)	(298,272)	(354,918)	(253,887)
Accumulated net realized gain on investments	7,411,816	965,514	5,245,954
Net unrealized appreciation on investments, written options and short sales	66,951,182	17,026,388	9,541,530
Net assets	$149,428,526	$86,451,705	$69,935,920
By share class:
Net assets:
Class A	$133,006,269	$75,650,715	$60,782,031
Class C	$16,422,257	$10,800,990	$9,153,889
NAV (par value $0.10 per share)
Class A5	$38.63	$26.92	$14.51
Class C	$36.29	$25.59	$13.86
Capital Shares outstanding: (unlimited number of Shares has been authorized)
Class A	3,442,866	2,810,485	4,188,149
Class C	452,583	422,086	660,576

*	The payables for shorts include proceeds received for the following amounts: Burnham Financial Long/Short Fund $14,788,542.
**	The Payables for options written include premiums received for the following amounts: Burnham Fund $201,944, Burnham Financial Services Fund $0 and Burnham Financial Long/Short Fund $979,479.

14 ASSETS AND LIABILITIES	See Notes to Financial Statements

Statements of Operations For the six months ended June 30, 2014 — (Unaudited)

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Long/Short Fund
Investment income:
Interest	$262	$71	$98
Dividends*	1,241,803	436,822	592,365
Total income	1,242,065	436,893	592,463
Expenses:
Investment advisory fees[3]	449,599	315,882	327,753
Performance adjustment	—	—	(2,074)
Administration fees[2]	112,262	63,176	54,626
Interest expense on securities sold short	—	—	30,552
Dividend expense on securities sold short	—	—	113,875
Service fees (Class C)[4]	20,789	11,226	10,809
Distribution fees (Class A)[4]	166,544	94,068	96,280
Distribution fees (Class C)[4]	62,368	33,678	32,427
Transfer agent fees	89,982	53,258	45,847
Audit and legal fees	38,328	38,329	41,819
Reports to shareholders	13,606	13,606	13,293
Trustees’ fees and insurance expenses	39,338	39,904	39,898
Custodian fees	10,901	8,550	10,556
Registration fees and expenses	26,799	21,617	21,970
Fund accounting expenses	47,357	28,384	26,105
Miscellaneous expenses	5,906	4,942	5,030
Total expenses before reimbursement	1,083,779	726,620	868,766
Net contractual recoupment/(reimbursement) by adviser[6]	—	65,191	(22,416)
Net expenses	1,083,779	791,811	846,350
Net investment income (loss)	$158,286	$(354,918)	$(253,887)
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain (loss) from securities, written options and short sales transactions:
Realized gain on investments	4,128,236	1,699,010	3,877,732
Realized gain on written options	142,187	—	1,224,741
Realized gain on short sales	—	—	535,093
Net realized gain from securities, written options and short sales transactions	4,270,423	1,699,010	5,637,566
Unrealized appreciation/(depreciation) on:
Net unrealized appreciation/(depreciation) on investments	2,606,308	2,280,521	(2,357,591)
Net unrealized appreciation/(depreciation) on written options	31,253	—	(56,220)
Net unrealized appreciation on short sales transactions	—	—	231,146
Net unrealized appreciation/(depreciation) of investments, written options and short sales transactions	2,637,561	2,280,521	(2,182,665)
Net realized and unrealized gain on investments, written options and short sales transactions	6,907,984	3,979,531	3,454,901
Net increase in net assets resulting from operations	$7,066,270	$3,624,613	$3,201,014

*	Net of foreign taxes withheld of $1,128 for the Burnham Fund.

See Notes to Financial Statements	OPERATIONS 15

Statements of Changes in Net Assets

	Burnham Fund		Burnham Financial Services Fund		Burnham Financial Long/Short Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$158,286	$748,774	$(354,918)	$(426,410)	$(253,887)	$(65,065)
Net realized gain from transactions	4,270,423	10,791,280	1,699,010	5,148,775	5,637,566	407,345
Unrealized appreciation/(depreciation)	2,637,561	23,809,696	2,280,521	15,698,992	(2,182,665)	13,740,506
Net increase in net assets resulting from operations	7,066,270	35,349,750	3,624,613	20,421,357	3,201,014	14,082,786
Distributions to shareholders:
From net investment income:
Class A shares	—	(110,221)	—	—	—	—
Total distributions from net investment income	—	(110,221)	—	—	—	—
From realized gains from securities transactions:
Class A shares	—	(9,288,965)	—	—	—	(861,772)
Class C shares	—	(1,196,489)	—	—	—	(113,872)
Total distributions from realized gains	—	(10,485,454)	—	—	—	(975,644)
Total distributions to shareholders	—	(10,595,675)	—	—	—	(975,644)
Increase/(decrease) in net assets derived from capital share transactions	(20,928,659)	(20,050,699)	(1,637,985)	13,988,240	(9,707,179)	5,731,710
Redemption fees[13]	316	10,920	641	2,781	568	4,090
Increase/(decrease) in net assets for the period	(13,862,073)	4,714,296	1,987,269	34,412,378	(6,505,597)	18,842,942
Net assets:
Beginning of period	163,290,599	158,576,303	84,464,436	50,052,058	76,441,517	57,598,575
End of period	$149,428,526	$163,290,599	$86,451,705	$84,464,436	$69,935,920	$76,441,517
Undistributed net investment (loss), end of period	$(298,272)	$(456,558)	$(354,918)	$—	$(253,887)	$—

16 CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

	Burnham Fund		Burnham Financial Services Fund		Burnham Financial Long/Short Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$1,874,118	$16,586,646	$10,866,338	$32,948,596	$10,720,021	$18,937,681
Net asset value of shares issued to shareholders in reinvestment of dividends	—	8,451,328	—	—	—	775,450
Cost of shares redeemed	(20,693,362)	(47,175,255)	(15,693,293)	(20,676,712)	(20,708,254)	(13,900,653)
Net increase/(decrease)	$(18,819,244)	$(22,137,281)	$(4,826,955)	$12,271,884	$(9,988,233)	$5,812,478
Class C
Net proceeds from sale of shares	$620,251	$3,446,175	$3,413,867	$2,404,064	$692,678	$1,382,076
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,140,159	—	—	—	105,488
Cost of shares redeemed	(2,729,666)	(2,499,752)	(224,897)	(687,708)	(411,624)	(1,568,332)
Net increase/(decrease)	$(2,109,415)	$2,086,582	$3,188,970	$1,716,356	$281,054	$(80,768)
Net increase/(decrease) in net assets derived from capital shares transactions	$(20,928,659)	$(20,050,699)	$(1,637,985)	$13,988,240	$(9,707,179)	$5,731,710
Share Transactions
Class A
Shares sold	50,973	487,802	413,539	1,499,990	750,050	1,516,127
Shares issued for reinvestments	—	236,071	—	—	—	56,520
Shares redeemed	(565,799)	(1,348,415)	(598,762)	(929,370)	(1,449,013)	(1,110,117)
Net increase/(decrease)	(514,826)	(624,542)	(185,223)	570,620	(698,963)	462,530
Class C
Shares sold	17,904	104,489	136,029	113,444	50,286	114,501
Shares issued for reinvestments	—	33,772	—	—	—	8,022
Shares redeemed	(79,262)	(73,337)	(9,085)	(31,157)	(30,270)	(130,381)
Net increase/(decrease)	(61,358)	64,924	126,944	82,287	20,016	(7,858)

See Notes to Financial Statements	CHANGES IN NET ASSETS 17

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain(loss) on securities and options[6]	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities and options transactions)	Total distributions
Burnham Fund
CLASS A SHARES[d]
6/30/2014 (unaudited)	$36.76	$0.05	$1.82	$1.87	$—	$—	$—	$—
12/31/2013	31.65	0.19	7.43	7.62	(0.03)	—	(2.48)	(2.51)
12/31/2012	29.00	0.29	3.37	3.66	(0.05)	—	(0.96)	(1.01)
12/31/2011	28.70	0.10	1.40	1.50	—	—	(1.20)	(1.20)
12/31/2010	23.56	0.05	5.24	5.29	(0.15)	—	—	(0.15)
12/31/2009	17.95	0.06	5.55	5.61	—	—	—	—

CLASS C SHARES
6/30/2014 (unaudited)	$34.65	$(0.08)	$1.72	$1.64	$—	$—	—	—
12/31/2013	30.16	(0.07)	7.04	6.97	—	—	(2.48)	(2.48)
12/31/2012	27.84	0.05	3.23	3.28	—	—	(0.96)	(0.96)
12/31/2011	27.80	(0.10)	1.34	1.24	—	—	(1.20)	(1.20)
12/31/2010	23.02	(0.16)	5.13	4.97	(0.19)	—	—	(0.19)
12/31/2009	17.68	(0.09)	5.43	5.34	—	—	—	—

Burnham Financial Services Fund
CLASS A SHARES[g]
6/30/2014 (unaudited)	$25.77	$(0.10)	1.25	$1.15	$—	$—	$—	$—
12/31/2013	19.03	(0.13)	6.87	6.74	—	—	—	—
12/31/2012	15.42	(0.07)	3.68	3.61	—	—	—	—
12/31/2011	17.21	(0.06)	(1.72)	(1.78)	(0.01)	—	—	(0.01)
12/31/2010	16.95	0.01	0.34	0.35	(0.09)	—	—	(0.09)
12/31/2009	14.39	0.25	2.46	2.71	(0.15)	—	—	(0.15)

CLASS C SHARES
6/30/2014 (unaudited)	$24.59	$(0.19)	1.19	$1.00	$—	$—	$—	$—
12/31/2013	18.30	(0.28)	6.57	6.29	—	—	—	—
12/31/2012	14.94	(0.18)	3.54	3.36	—	—	—	—
12/31/2011	16.79	(0.18)	(1.67)	(1.85)	—	—	—	—
12/31/2010	16.66	(0.10)	0.31	0.21	(0.08)	—	—	(0.08)
12/31/2009	14.18	0.14	2.41 [h]	2.55	(0.07)	—	—	(0.07)

Burnham Financial Long/Short Fund
CLASS A SHARES
6/30/2014 (unaudited)	$13.90	$(0.04)	$0.65	$0.61	$—	$—	$—	$—
12/31/2013	11.40	(0.00)[b]	2.68	2.68	—	—	(0.18)	(0.18)
12/31/2012	9.39	(0.06)	2.44	2.38	—	—	(0.37)	(0.37)
12/31/2011	11.92	(0.12)	(1.72)	(1.84)	(0.03)	—	(0.66)	(0.69)
12/31/2010	11.77	0.01	0.27	0.28	(0.03)	—	(0.10)	(0.13)
12/31/2009	9.00	0.07	2.72	2.79	—	—	(0.02)	(0.02)

CLASS C SHARES
6/30/2014 (unaudited)	$13.32	$(0.09)	$0.63	$0.54	$—	$—	$—	$—
12/31/2013	11.01	(0.09)	2.58	2.49	—	—	(0.18)	(0.18)
12/31/2012	9.14	(0.13)	2.37	2.24	—	—	(0.37)	(0.37)
12/31/2011	11.67	(0.19)	(1.68)	(1.87)	—	—	(0.66)	(0.66)
12/31/2010	11.58	(0.08)	0.27	0.19	—	—	(0.10)	(0.10)
12/31/2009	8.92	0.01	2.67	2.68	—	—	(0.02)	(0.02)

18 FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

					Ratio to average net assets %
Redemption fees[a,b]	Net asset value, end of period	Total return %		Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement/ recovery[6]		Ratio of total expenses before reimbursement/ recovery[6]		Ratio of net investment income (loss)	Portfolio turnover rate %

$0.00	$38.63	5.09	[e]	$133,006	1.36	[f]	1.36	[f]	0.29 [f]	10	[c]
0.00	36.76	24.28		145,480	1.33		1.33		0.53	45
0.00	31.65	12.61		145,034	1.38		1.43		0.91	82
0.00	29.00	5.40		90,790	1.40		1.40		0.35	89
0.00	28.70	22.45		80,940	1.51		1.44		0.22	58
0.00	23.56	31.11		70,019	1.53		1.52		0.32	48

$0.00	$36.29	4.73	[e]	$16,422	2.11	[f]	2.11	[f]	(0.46)[f]	10	[c]
0.00	34.65	23.32		17,810	2.08		2.08		(0.22)	45
0.00	30.16	11.77		13,542	2.13		2.18		0.16	82
0.00	27.84	4.64		1,618	2.14		2.14		(0.35)	89
0.00	27.80	21.60		459	2.26		2.19		(0.62)	58
0.00	23.02	30.13		92	2.28		2.26		(0.44)	48

$0.00	$26.92	4.46	[e]	$75,651	1.80	[f]	1.65	[f]	(0.76)[f]	50	[c]
0.00	25.77	35.42		77,206	1.80		1.81		(0.56)	126
0.00	19.03	23.41		46,157	1.70		2.24		(0.35)	168
0.00	15.42	(10.34)		37,801	1.80		1.90		(0.39)	129
0.00	17.21	2.07		44,248	1.80		1.73		0.05	137
0.00	16.95	18.90		42,447	1.75		1.85		1.66	181

$0.00	$25.59	4.07	[e]	$10,801	2.55	[f]	2.40	[f]	(1.51)[f]	50	[c]
0.00	24.59	34.37		7,258	2.55		2.56		(1.31)	126
0.00	18.30	22.49		3,895	2.43		2.99		(1.08)	168
0.00	14.94	(11.02)		2,199	2.55		2.63		(1.15)	129
0.00	16.79	1.30		3,468	2.56		2.48		(0.62)	137
0.00	16.66	18.12		1,348	2.50		2.59		0.96	181

$0.00	$14.51	4.39	[e]	$60,782	2.24	[f,i]	2.30	[f,j]	(0.61)[f,k]	61	[c]
0.00	13.90	23.52		67,912	2.27	[i]	2.41	[j]	(0.02)[k]	172
0.00	11.40	25.38		50,459	2.18	[i]	2.69	[j]	(0.61)[k]	204
0.00	9.39	(15.26)		54,851	2.63	[i]	2.75	[j]	(1.08)[k]	148
0.00	11.92	2.41		101,610	2.38	[i]	2.30	[j]	0.06 [k]	159
0.00	11.77	31.00		110,699	2.67	[i]	2.72	[j]	0.75 [k]	229

$0.00	$13.86	4.05	[e]	$9,154	2.94	[f,l]	3.00	[f,m]	(1.31)[f,n]	61	[c]
0.00	13.32	22.62		8,529	2.97	[l]	3.11	[m]	(0.72)[n]	172
0.00	11.01	24.54		7,140	2.86	[l]	3.39	[m]	(1.29)[n]	204
0.00	9.14	(15.85)		6,504	3.33	[l]	3.46	[m]	(1.77)[n]	148
0.00	11.67	1.69		11,160	3.08	[l]	3.00	[m]	(0.68)[n]	159
0.00	11.58	30.04		12,591	3.38	[l]	3.43	[m]	0.09 [n]	229

See footnotes on following page

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS 19

Financial Highlights (Continued)

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	Not Annualized.
d	On December 28, 2011, all 1,092.67 Class B shares of the Burnham Fund with net asset value of $31,385 automatically converted to Class A shares.
e	Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
f	Annualized.
g	On December 28, 2011, all 60,448.26 Class B shares of Burnham Financial Services Fund with net asset value of $866,082 automatically converted to Class A shares.
h	The Adviser reimbursed the Burnham Financial Services Fund for a loss on transaction that did not meet the fund’s investment guidelines, which otherwise would have reduced the amount by $0.001.
i	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.84%, 1.75%, 1.59%, 1.74%, 1.99% and 1.91%, for 06/30/2014, through 12/31/2009, respectively.
j	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.91%, 1.89%, 2.10%, 1.95%, 2.11% and 1.82%, for 06/30/2014, through 12/31/2009, respectively.
k	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.22)%, 0.51%, (0.02)%, (0.27)%, (0.44)% and 0.54%, for 06/30/2014, through 12/31/2009, respectively.
l	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.54%, 2.45%, 2.27%, 2.44%, 2.69% and 2.61%, for 06/30/2014, through 12/31/2009, respectively.
m	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.61%, 2.59%, 2.80%, 2.65%, 2.82% and 2.52%, for 06/30/2014, through 12/31/2009, respectively.
n	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.92)%, (0.19)%, (0.70)%, (0.94)%, (0.72)% and (0.21)%, for 06/30/2014, through 12/31/2009, respectively.

20 FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Notes to Financial Statements (Unaudited)

1. Valuing Securities

Accounting Policies

Fair Value Pricing

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Burnham Asset Management (“Management” or the “Adviser”) believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (“NOCP”) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available bid price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash investments whose maturity is less than 60 days are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. For temporary cash investments whose maturity is longer than 60 days, the funds value them the same way bonds are valued.

Option contracts may be written or purchased to manage exposure to certain changes in the market or as a substitute for securities transactions. When a fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short sales

The funds may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by Management. During the period ended June 30, 2014, the Burnham Financial Long/Short Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds’ prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period ended June 30, 2014, only the Burnham Financial Long/Short Fund engaged in short sales.

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

NOTES TO FINANCIAL STATEMENTS  21

Notes to Financial Statements (Continued) (Unaudited)

Securities Lending

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral. As of June 30, 2014 no securities were out on loan.

Use of Management Estimates

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund each pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.

3. Management Fees

Burnham Asset Management Corporation (the “Adviser”) serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Long/Short Fund	0.90%

The Adviser’s basic fee with respect to Burnham Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the fund’s rolling 36 month average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month.

4. Distribution Fees and Commissions

Burnham Securities Inc. (the “Distributor”) serves as principal distributor to the funds pursuant to a distribution agreement. The funds have adopted distribution plans under the Investment Company Act of 1940, as amended (the “1940 Act”), to reimburse the Distributor for services provided for distributing shares of the funds.

The following funds pay the Distributor a distribution fee of:

	Class A	Class C
Burnham Fund	0.25%	0.75%
Burnham Financial Services Fund	0.25%	0.75%
Burnham Financial Long/Short Fund	0.30%	0.75%

The following funds pay the Distributor a service fee of:

Class C
Burnham Fund	0.25%
Burnham Financial Services Fund	0.25%
Burnham Financial Long/Short Fund	0.25%

For the period ended June 30, 2014, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A Sales Commission/ CDSC	Class A CDSC	Class C CDSC	Broker Commissions
Burnham Fund	$3,576	$—	$697	$17,580
Burnham Financial Services Fund	$5,379	$—	$319	$—
Burnham Financial Long/Short Fund	$11,531	$—	$220	$—

5. Offering Price

For Class A shares, the offering price, with maximum 5% sales charge was $40.66, $28.34 and $15.27 for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund, respectively. The redemption price is NAV. For Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged.

6. Expenses

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund’s total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
Burnham Fund	1.59%	2.34%
Burnham Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Long/Short Fund share class by limiting “other expenses” to 0.65%. The Agreement will terminate on April 30, 2015 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

22  NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued) (Unaudited)

As stated in the Agreement, expense limits will not apply to, and the Adviser will not reimburse a fund for, interest charges or borrowings, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., proxy expenses, litigation and indemnification) and expenses that may be approved by the Board of Trustees. For the period ended June 30, 2014, the dividend expense and interest expense for securities sold short was $113,875 and $30,552, respectively, for Burnham Financial Long/Short Fund. For the period ended June 30, 2014, there were no extraordinary expenses allocated to the funds.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations.

For the period ended June 30, 2014, the Adviser’s net recoupment or net reimbursement was as follows:

		Subject to Recoupment until 12/31:
	Reimbursement	2014	2015	2016
Burnham Financial Services Fund	$ —	$43,513	$193,911	$8,087
Burnham Financial Long/Short Fund	$22,416	$103,909	$207,055	$93,705

There were no recoupments for the period ended June 30, 2014.

7. Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2014, were as follows:

	Purchases	Sales
Burnham Fund	$14,507,507	$(34,471,196)
Burnham Financial Services Fund	$41,972,648	$(45,339,284)
Burnham Financial Long/Short Fund	$44,486,983	$(55,547,060)

Written option activity for the funds was as follows:

Burnham Fund

Written options	Number of contracts	Premiums
Call Option Outstanding at December 31, 2013	100	$301,491
Call Option Written	100	296,190
Call Option Closed	(150)	(395,737)
Call Option Outstanding at June 30, 2014	50	$201,944

Burnham Financial Long/Short Fund

Written options	Number of contracts	Premiums
Call Option Outstanding at December 31, 2013	3,750	$346,538
Put Option Outstanding at December 31, 2013	7,150	897,361
Call Option Written	250	41,764
Put Option Written	12,975	2,314,292
Call Option Expired	(756)	(90,552)
Put Option Expired	(1,050)	(209,587)
Call Option Closed	(500)	(31,662)
Put Option Closed	(13,600)	(2,089,910)
Call Option Exercised	(1,244)	(143,120)
Put Option Exercised	(250)	(55,645)
Call Option Outstanding at June 30, 2014	1,500	122,968
Put Option Outstanding at June 30, 2014	5,225	$856,511

8. Distributions and Taxes

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund expect to declare and pay income distributions once a year. Each fund also expects to declare and pay distributions from net realized capital gains once a year.

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS  23

Notes to Financial Statements (Continued) (Unaudited)

10. Transactions with Affiliated Securities

During the period ended June 30, 2014, Burnham Financial Services Fund owned shares of the following affiliated security. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

Affiliate	Value at 12/31/13	Cost of Purchases	Proceeds from Sales	Realized Gain/ (Loss)	Value at 6/30/14	Dividend Income
Peregrine Holdings LLC	$295,281	$—	$—	$(3,275)	$292,006	$—

11. Restricted Securities

The funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (“restricted securities”). At June 30, 2014, Burnham Financial Services Fund owned the following restricted security, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”). The value of this security is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act.

Fund	Description, Date of Purchase, % of Net Assets	Shares	Cost	Value
Burnham Financial Services Fund	Peregrine Holdings LLC 05/31/02 0.34%	275,000	$292,006	$292,006

12. Fund Risks

Burnham Financial Services Fund and Burnham Financial Long/Short Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

•	Bank viability/liquidity
•	Change in income conditions and interest rates
•	Financial companies may fall out of favor
•	Concentration of investments may increase volatility of the fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the Funds invest. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.

In addition, Burnham Financial Services Fund and Burnham Financial Long/Short Fund are also subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $250 million) may be less financially secure, more volatile and have lower trading volumes than large, mid or small capitalization companies.

Small- and mid-capitalization companies also may have greater price volatility than larger capitalization companies. Some small cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders in Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued

24  NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued) (Unaudited)

using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of June 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At June 30, 2014	Level 1	Level 2	Level 3	Total
Burnham Fund
Assets
Common Stock:
Consumer Discretionary	$37,711,150	$—	$—	$37,711,150
Consumer Staples	10,863,200	—	—	10,863,200
Energy	26,297,300	—	—	26,297,300
Financial Services	16,644,930	—	—	16,644,930
Health Care	14,066,640	—	—	14,066,640
Industrials	8,151,300	—	—	8,151,300
Information Technology	26,799,750	—	—	26,799,750
Telecommunications Services	4,862,100	—	—	4,862,100
Short-Term Instruments:	—	4,388,132	—	4,388,132
Total	$145,396,370	$4,388,132	$—	$149,784,502
Liabilities:
Written Options	(144,300)	—	—	(144,300)
Total	$(144,300)	$—	$—	$(144,300)
Burnham Financial Services Fund
Assets
Common Stock:
Banks	$59,066,876	$—	$—	$59,066,876
Diversified Financials	10,239,101	—	292,006	10,531,107
Thrifts & Mortgage Finance	12,875,521	—	—	12,875,521
Warrants:
Banks	2,007,200	—	—	2,007,200
Short-Term Instruments:	—	2,053,786	—	2,053,786
Total	$84,188,698	$2,053,786	$292,006	$86,534,490
Burnham Financial Long/Short Fund
Assets
Common Stock:
Banks	$39,605,417	$—	$—	$39,605,417
Diversified Financials	16,376,708	—	—	16,376,708
Thrifts & Mortgage Finance	9,262,726	—	—	9,262,726
Warrants:
Banks	2,007,200	—	—	2,007,200
Options - Long	220,150	—	—	220,150
Short-Term Instruments:	—	1,699,057	—	1,699,057
Total	$67,472,201	$1,699,057	$—	$69,171,258
Liabilities
Short Sales	(16,347,350)	—	—	(16,347,350)
Written Options	(497,250)	—	—	(497,250)
Total	$(16,844,600)	$—	$—	$(16,844,600)

During the period ended June 30, 2014, there were no transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the period ended June 30, 2014:

Burnham Financial Services Fund	Level 3 Assets
Common Stock:
Balance, January 1, 2014	$295,281
Sale	—
Realized (loss)	(3,275)
Change in Unrealized Appreciation	—
Balance, June 30, 2014	$292,006

When determining the value the trust’s valuation committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the inputs in isolation would result in a significantly lower (higher) fair value measurement.

Significant unobservable inputs developed by the Board of Trustees for material Level 3 investments as of June 30, 2014 are as follows:

Burnham Financial Services Fund	Fair Value at 06/30/2014	Valuation Technique(s)	Unobservable Input	Range
Common Stocks	$292,006	Capital Value	Discount	0%
Warrants	—	Capital Value	Discount	0%

Burnham Financial Long/Short Fund	Fair Value at 06/30/2014	Valuation Technique(s)	Unobservable Input	Range
Warrants	$—	Capital Value	Discount	0%

15. Disclosures about Derivative Instruments and Hedging Activities

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

NOTES TO FINANCIAL STATEMENTS  25

Notes to Financial Statements (Continued) (Unaudited)

The following table presents by financial instrument, each Fund’s derivative liabilities net of related collateral held at June 30, 2014:

	Gross Amount of Derivative Liabilities in the Statements of Assets and Liabilities[1]	Collateral Pledged by Financial Instruments[2]	Net Amount
Burnham Fund
Written options, at value	$144,300	$(144,300)	$—
Burnham Financial Long/Short Fund
Written options, at value	497,250	(497,250)	—
Securities sold short	16,347,350	(27,120,791)	10,773,441

[1]	Absent an event of default, derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
[2]	In some cases, the actual collateral pledged may be more than the amount shown here due to overcollateralization. Collateral requirements differ by derivative and the enforceability of the right to offset may vary by jurisdiction.

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of June 30, 2014:

Fair Value of Derivative Instruments
As of June 30, 2014
Liability Derivatives

Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Fair Value
Burnham Fund	Equity Contracts	Options written, at value	$144,300
Burnham Financial Long/Short Fund	Equity Contracts	Options written, at value	497,250
Burnham Financial Long/Short Fund	Equity Contracts	Put Options purchased, at value	220,150

The Effect of Derivative Instruments on the Statements of Operations
For the Period Ended June 30, 2014

Fund	Change in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Burnham Fund		Realized gain on written options	$142,187
		Net unrealized appreciation on written options transactions		$31,253

Burnham Financial Long/Short Fund	Equity Contracts	Realized (loss) on purchased options	$(558,870)
		Realized gain on written options	$1,224,741
		Net unrealized appreciation on purchased options transactions		$53,369
		Net unrealized (depreciation) on written options transactions		$(56,220)

The derivative instruments outstanding as of period end as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the funds.

16. Subsequent Events

Pursuant to the terms of an Amended and Restated Loan and Stock Purchase Option Agreement dated as of May 6, 2014, as subsequently amended on July 23, 2014, by and among COR Fund Advisors LLC, BAM Holdings LLC (“BAM Holdings”), Burnham Financial Group, Inc. (“Burnham Financial”), the parent company of Burnham Asset Management Corporation (“BAM”), and certain individuals, BAM Holdings agreed to purchase 100% of the outstanding capital stock of BAM from Burnham Financial (such capital stock purchase and related transactions, the “Transaction”). The closing on the Transaction, which is expected to occur in the fourth quarter of 2014, will constitute an assignment of the Funds’ existing investment advisory agreements with BAM and the existing sub-advisory

26  NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued) (Unaudited)

agreements among Burnham Investors Trust (the “Trust”), BAM and Mendon Capital Advisors Corp. (“Mendon”) with respect to the Burnham Financial Services Fund and Burnham Financial Long/Short Fund, resulting in the automatic termination of such agreements. Prior to the closing of the Transaction, the Board of Trustees of the Trust (the “Board”) and shareholders of each Fund will be asked to approve a new investment advisory agreement with BAM, the Board and shareholders of the Burnham Financial Services Fund will be asked to approve a new sub-advisory agreement among the Trust, BAM and Mendon, and the Board will be asked to approve a new sub-advisory agreement among the Trust, BAM and Mendon with respect to the Burnham Financial Long/Short Fund.

NOTES TO FINANCIAL STATEMENTS  27

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of Burnham Fund, Burnham Financial Services Fund or Burnham Financial Long/Short Fund (the “funds”), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2014 to June 30, 2014.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Expenses Paid During Period* 1/1/2014- 6/30/2014	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Expenses Paid During Period* 1/1/2014- 6/30/2014	Expense Ratio*
Burnham Fund
Class A	$1,000	$1,051	$6.93	$1,000	$1,018	$6.82	1.36%
Class C	1,000	1,047	10.73	1,000	1,014	10.55	2.11%
Burnham Financial Services Fund
Class A	$1,000	$1,045	$9.13	$1,000	$1,016	$9.00	1.80%
Class C	1,000	1,041	12.90	1,000	1,012	12.72	2.55%
Burnham Financial Long/Short Fund
Class A	$1,000	$1,044	$11.36	$1,000	$1,014	$11.19	2.24%
Class C	1,000	1,041	14.88	1,000	1,010	14.66	2.94%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Proxy Voting Policies and Procedures

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

28  OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements

Factors Considered by the Independent Trustees in Approving the Investment Advisory and Sub-Advisory Agreements

The 1940 Act requires that the continuance of the Funds’ Investment Advisory Agreement with Burnham Asset Management Corp. (“Burnham”) on behalf of the Burnham Fund and the Sub-Advisory Agreements with Mendon Capital Advisors Corp. (“Mendon”) on behalf of Burnham Financial Services Fund and Burnham Financial Long/Short Fund (the “Sector Funds” and, together with the Burnham Fund, the “Funds”) (collectively, the “Agreements”) be approved annually by both the Board of Trustees (the “Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately. The continuance of each such Agreement was most recently considered and approved for a period through September 30, 2014 at meetings of the Board of Trustees called for that purpose and held on February 25, 2014 and May 29, 2014. Following the semi-annual period ended June 30, 2014 covered by this report, the Board of Trustees met again on August 21, 2014 and extended the renewal period through November 30, 2014. The Board, including the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements. In making such determinations, the Independent Trustees met independently from the interested Trustee of the Trust and officers of Burnham, Mendon, and their affiliates. The Independent Trustees also relied upon the assistance of independent counsel to the Independent Trustees.

In the meetings specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Board, including the Independent Trustees, received materials relating to Burnham’s and Mendon’s investment and management services under the Agreements. These materials included: (i) information on the investment performance of the Funds and relevant indices over various time periods; (ii) sales and redemption data with respect to the Funds; (iii) the general investment outlook in the markets in which the Funds invest; (iv) arrangements with respect to the distribution of the Funds’ shares; (v) the procedures employed to determine the value of each Fund’s assets; (vi) the allocation of the Funds’ brokerage, including to an affiliate of Burnham, and the use of “soft“ commission dollars to pay for research and brokerage services; and (vii) the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of Burnham’s and Mendon’s compliance departments.

In evaluating the Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by Burnham and Mendon, including without limitation information regarding Burnham, Mendon, their affiliates and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of Burnham and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of Burnham and Mendon to provide advisory services to the Funds and, in the case of Burnham, to supervise Mendon in its provision of sub-advisory services to the Sector Funds. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:

•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;
•	the fees charged by Burnham for investment advisory and administrative services, as well as other compensation received by Burnham and its affiliates;
•	the fees paid to Mendon by Burnham;
•	the waivers of fees and reimbursements of expenses at times by Burnham and current expense cap arrangements;
•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;
•	the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers (prepared by Lipper);
•	investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of Burnham and Mendon) providing services to the Funds and the historical quality of the services provided by Burnham and Mendon; and
•	the profitability to Burnham and Burnham Securities Inc. (“BSI”) of managing, administering and distributing the Funds and the methodology in allocating expenses to the management of the Funds.

In considering the continuance of the Agreements, the Board, including the Independent Trustees, reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Board, including the Independent Trustees, to approve the continuance of the Agreements are discussed below:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Trustees, considered the nature, quality and extent of advisory, administrative and shareholder services performed by Burnham, including portfolio management for the Burnham Fund and supervision of Mendon for the Sector Funds, supervision of operations for all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Trustees, in their capacity as trustees, providing the services of a chief compliance officer for the Trust and other services. The Board, including the Independent Trustees, noted the Funds’ record of compliance with their investment policies and restrictions, and the quality of managerial and administrative services provided by Burnham

OTHER INFORMATION  29

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

(in both its capacity as adviser and administrator) in an increasingly regulated industry. The Board, including the Independent Trustees, also considered issues pertaining to possible transactions related to the controlling investors in Burnham, and questions related to the adequacy of resources and financial stability of Burnham. The Board, including the Independent Trustees, determined that it would consider any change of control at the appropriate time, but concluded that in view of its decision to shorten the renewal period to allow time for the ongoing negotiations, and insofar as the current management was expected to remain largely intact, it was too speculative to assess the impact, if any, of such transactions on the expected quality of services to be delivered by Burnham.

With regard to Mendon, the Board, including the Independent Trustees, considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Sector Funds. The Board, including the Independent Trustees, considered Mendon’s relationship with RMB Capital Management, LLC, and the provision of certain services to be provided by RMB (“RMB”). In this connection, the Board met with the chief compliance officer of Mendon.

The Board, including the Independent Trustees, concluded that the nature, quality and extent of the services provided by Burnham, its affiliates, and Mendon, respectively, to the Funds under the Agreements, were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by Burnham and Mendon, as applicable.

2. Investment Performance of the Funds.

The Independent Trustees considered short-term and long-term investment performance for the Burnham Fund over various periods of time as compared to both relevant indices and the performance of such Fund’s Lipper peer group. The Independent Trustees recognized, based upon presentations from the Adviser relating to investment performance and fund strategy, that Burnham Fund investments are not selected with a conscious growth or value bias in mind, and took note that the Burnham Fund’s style categorization had changed over time. Rather, the Independent Trustees understood the risk-averse style employed by the Adviser and the emphasis on long-term holding periods, both of which distinguish the Burnham Fund’s investment style from many other large-cap growth funds included in the Lipper materials. They recognized that the Burnham Fund had underperformed in the recent period and that it was now ranked in the fifth quintile for the one- and three-year periods, in the fourth quintile for the five-year period and in the third quintile for the ten-year period ended December 31, 2013, in relation to its Lipper Peer Group. The Independent Trustees also considered the S&P 500® Index to be an imperfect benchmark for comparison, given the significant variation between the securities comprising the S&P 500® Index and those typically held by the Burnham Fund. The Independent Trustees noted that while relative performance had lagged in the one-year period, the actual performance was still strong. The Independent Trustees concluded that, although past performance is not necessarily indicative of future results, the overall long-term performance record of the Burnham Fund was satisfactory when viewed in the context of its historic investment style, was consistent with the Fund’s investment approach consistently communicated to investors, and was an important factor in the evaluation of the quality of services provided by the Adviser under the Advisory Agreement for the Burnham Fund.

The Independent Trustees also considered the investment performance of the Financial Funds, for which Mendon serves as sub-adviser, in relation to their respective peers as shown in the Lipper materials and to relevant indices over available time periods. The Trustees noted the specialized nature of these Funds and the lingering impact of the financial crisis on financial services companies and on the Financial Funds’ more recent performance. The Trustees noted the disappointing relative results of the Burnham Financial Long/Short Fund, but noted the difficulty of identifying a comparable peer group. The Fund had ranked in the fifth quintile against its Lipper Peer Group for the one- and three-year periods and in the fourth quintile for the five-year period. In contrast, the Burnham Financial Services Fund now ranked in the third quintile for the one-year and 2nd quartile for the three-year period against its Lipper Peer Group. The Independent Trustees recognized the performance challenges of these Funds given their investment mandates and style and the current market conditions affecting financial stocks, and noted that Mendon was taking steps to address the Financial Funds’ performance. The Independent Trustees determined to continue to monitor performance for improvement.

3. Costs of Services and Profits Realized by Burnham.

(a) Costs of Services to Funds: Fees and Expenses.

The Independent Trustees considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by Burnham and Mendon to other accounts (if any) with similar investment mandates. The Board viewed favorably the current and historic willingness of Burnham to limit the total expense ratios of certain Funds and the agreement to contractually waive fees and reimburse expenses currently in effect. The Independent Trustees noted that the contractual management fees for the Burnham Fund were slightly below the median within its Lipper category, and that those for the Financial Funds were close to or above the median of their Lipper category. The Board considered that the higher relative expense ratios for the Funds were primarily related to the small sizes of the Funds and of the fund complex as a whole. The Board concluded that, for each Fund, the advisory fee is acceptable based upon the qualifications, experience, reputation and performance of Burnham and Mendon and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.

30  OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

(b) Profitability and Costs of Services to Burnham.

The Board, including the Independent Trustees, considered Burnham’s discussion concerning its profitability and costs attributable to the Funds as part of the Burnham Fund complex. The Board recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Burnham funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ expenses compare unfavorably to many funds identified as peers by Lipper. The Board also considered whether the amount of Burnham’s profit (if any) is a fair entrepreneurial profit for the management of the Funds. The Board also was aware of the impact of lower aggregate Fund assets on Burnham’s fees and the amount of expenses being absorbed due to contractual expense waivers. The Board, including the Independent Trustees, concluded that Burnham’s profitability for a Fund (if any) was not excessive, particularly in light of the quality of the services being provided to the Funds. The Independent Trustees did not review profitability data for Mendon because the sub-advisory fees had been negotiated on an arm’s-length basis by Burnham and the Funds are not directly responsible for paying such fees.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Trustees, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Independent Trustees noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, the Board did not believe that significant (if any) economies of scale have been achieved.

5. Whether Fee Levels Reflect Economies of Scale.

The Board, including the Independent Trustees, also considered enhancements in personnel and services provided to the Funds by Burnham in recent years, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Board recognized that Burnham and the Funds have benefited as a result of lower fees to certain service providers in recent years.

6. Other Relevant Considerations.

(a) Personnel and Methods.

The Board, including the independent Trustees, considered the size, education and experience of the staff of Burnham and Mendon, including certain personnel changes at Burnham connected to provision of administrative and compliance services and the relationship of Mendon with RMB. The Board also considered the favorable history, reputation, qualifications and background of Burnham and Mendon, as well as the qualifications of their personnel, and concluded that each of Burnham and Mendon currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.

(b) Other Benefits

The Board, including the Independent Trustees, also considered the character and amount of other direct and incidental benefits received by Burnham, Mendon and their affiliates from their association with the Funds, including the relatively small amount of soft dollar services received by Mendon and the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by BSI. The Board concluded that potential “fall-out” benefits that Burnham, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Agreements, the Board, including the Independent Trustees, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Board, including the Independent Trustees, that shareholders of the Burnham Fund had received satisfactory performance at reasonable fees. With respect to the Sector Funds, it was the judgment of the Board, including the Independent Trustees, that the Fund’s performance, which was achieved at reasonable prices, was acceptable given the context of their investment strategies and the sectors in which they invest. As a part of its decision-making process, the Board, including the Independent Trustees, noted that Burnham and Mendon have long-standing relationships with the Funds they advise or sub-advise, as applicable, and the Board, including the Independent Trustees, believes that a long-term relationship with capable, conscientious advisers can be in the best interests of the Funds and their shareholders. The Board, including the Independent Trustees, considered, generally, that shareholders invested in the Funds knowing that Burnham or Mendon, as applicable, managed the Fund and knowing their investment management fee schedules. As such, the Board, including the Independent Trustees, considered, in particular, whether Burnham and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.

After full consideration of the above factors, as well as other factors that the Board, including the Independent Trustees, considered instructive in evaluating the Agreements, the Board, including the Independent Trustees, unanimously concluded that the continuance of the Agreements was in the best interest of each Fund and its shareholders and, on May 29, 2014, approved continuance of the Agreements through September 30, 2014. The Board, including the Independent Trustees, determined to extend the Agreements only through September 30, 2014 in view of the possible consummation of certain transactions relating to the controlling investors in Burnham. Subsequently, and following the semi-annual period ended June 30, 2014 covered by this report, the Board of Trustees met on August 21, 2014 and extended the renewal period through November 30, 2014 to allow additional time for the ongoing negotiations.

OTHER INFORMATION  31

Distributor
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, NY 10019

phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or on the trust’s website at http://www.burnhamfunds.com.

Adviser/Administrator
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019

Transfer Agent
BNY Mellon
4400 Computer Drive
Westborough, MA 01581

Custodian
UMB Bank N.A.
1010 Grand Blvd
Kansas City, MO 64106

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square,
Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

OFFICERS OF THE TRUST

Jon M. Burnham
President and Chief Executive Officer

Pat A. Colletti
Chief Financial Officer, Interim Chief Compliance Officer, Treasurer and Secretary

Debra B. Hyman
Executive Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Officer

Ronald M. Geffen
Vice President

BOARD OF TRUSTEES

Chairman
Jon M. Burnham

Trustees
William F. Connell

Margaret Eisen

Bruce Mac Corkindale

SEC file number: 811-00994

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Not applicable to this filing.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not applicable to this filing.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust
By (signature and title)*	/s/Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	August 21, 2014

By (signature and title)*	/s/ Pat A. Colletti
Pat A. Colletti
Chief Financial Officer (Principal Financial Officer)

Date	August 21, 2014